Virtual Investor Day October 29, 2026 Nasdaq: XFOR Exhibit 99.1

2 This presentation, including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question-and-answer sessions and any documents or materials distributed at or in connection with the presentation, contains forward-looking statements within the meaning of applicable securities laws, including the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” or other similar terms or expressions that concern X4's expectations, strategy, business, plans, or intentions. Forward-looking statements include, without limitation, implied or express statements regarding: X4's ability to advance and commercialize mavorixafor for the treatment of primary chronic neutropenia; the timing of enrollment in, the design of, and the results of and expected timing of top-line data from, the ongoing 4WARD Phase 3 study, and the extent to which results from X4's earlier Phase 2 study may be predictive of results in that study; the timing and prospects for regulatory approval of mavorixafor in the US and in other jurisdictions; the potential clinical benefits of mavorixafor and its expected safety and tolerability profile; the anticipated benefits of X4's organizational restructuring and the expected effect of those measures on the execution of the 4WARD study; the expected scope and duration of patent protection for mavorixafor; the market opportunity for mavorixafor; 4STEPS (timing of initiation, design and results); the need for additional capital; compliance with the K2HV loan covenants;and the sufficiency of X4's cash resources, including expectations regarding X4's cash runway. Any forward-looking statements in this presentation are based on management's current expectations and beliefs. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond X4’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements, including the risks that: X4 may be unable to advance and commercialize mavorixafor to treat chronic neutropenia or to gain ex-U.S. approval for the treatment of WHIM; the expected sufficiency of X4’s existing cash resources and runway may not be accurate; the expected availability, content, and timing of clinical data from X4’s ongoing clinical trials of mavorixafor may be delayed or unavailable, including the ongoing Phase 3 clinical trial in chronic neutropenia; trials, studies and research programs may not have satisfactory outcomes; earlier trials and studies may not be predictive of later trials and studies; the design and rate of enrollment for clinical trials, including the ongoing Phase 3 clinical trial evaluating mavorixafor in certain chronic neutropenic disorders may not enable successful completion of the trial(s); the commercial opportunity for mavorixafor in chronic neutropenic disorders may be smaller than anticipated; X4 may be unable to obtain and maintain regulatory approvals; adverse safety effects may arise from the testing or use of the company’s product and product candidates; and other risks and uncertainties, including those described in the section entitled “Risk Factors” in X4’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and in subsequent filings X4 makes with the SEC from time to time. X4 undertakes no obligation to update the information contained in this presentation to reflect new events or circumstances, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and X4’s own internal estimates and research. While X4 believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified such information. Finally, while X4 believes its own internal research is reliable, such research has not been verified or validated by any independent source. X4 is the owner of various trademarks, trade names and service marks. Certain other trademarks, trade names and service marks appearing in this presentation are the property of third parties. Solely for convenience, the trademarks and trade names in this presentation are referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. Forward-Looking Statements

Introduction & Corporate Overview Adam Craig, MD, PhD Executive Chairman

4 cAdam Craig, MD PHD Executive Chair Meet the Speakers cDavid Kirske Chief Financial Officer cJohn Volpone President and COO cMichael Massello, MBA SVP Market Strategy and Development cShreyans Gandhi, MBBS, MD, FRCPath c Julia Warren, MD, PhD

5 Agenda Topic Speaker Introduction & Corporate Overview Dr. Adam Craig Mavorixafor Clinical Program John Volpone Market Opportunity in Primary Chronic Neutropenia Michael Massello KOL Fireside Chat Dr. Adam Craig, Dr. Shreyans Gandhi & Dr. Julia Warren Question & Answer Session

6 Delivering on the Promise of CXCR4 Antagonist Mavorixafor Focused on improving the lives of people with rare hematology diseases • Underwent corporate transformation in 2025/2026 • Focused on completing the Pivotal Phase 3 4WARD Primary Chronic Neutropenia trial • Full enrollment (N=126) expected by end of Q4 2026 • Topline data expected in Q1 2028 • Potential US FDA approval in late 2028 / early 2029 • Plan to initiate Phase 2b clinical trial to demonstrate how to safely reduce a patient’s G-CSF dosage following initiation of treatment with mavorixafor MAXIMIZING THE POTENTIAL OF MAVORIXAFOR IN PRIMARY CHRONIC NEUTROPENIA (PCN) WHIM (Warts, Hypogammaglobulinemia, Infections, Myelokathexis), a rare primary immunodeficiency and chronic neutropenic disorder.

Mavorixafor: An Oral Agent Designed to Alleviate Neutropenia

Validated mechanism with the potential to increase neutrophil counts and decrease infection rates


BONE MARROW
BLOOD
Lymphocytes
Neutrophil Reserve
Neutrophils
CXCR4 Antagonism

Modified figure from reference[1]

Targeted Mechanism

- CXCR4 regulates movement of white blood cells throughout the body[2]
- **CXCR4 antagonism results in the** migration of **white blood cells** from the bone marrow[3,4]

Orally active CXCR4 Antagonist

- Mavorixafor raises circulating blood levels of neutrophils and lymphocytes[4,5,6,7]
- Top-line pivotal Phase 3 study in Primary Chronic Neutropenia data expected in Q1 2028
- U.S. patent protection expected through 2038

1. Bainton DF (1980) The Cell Biology of Inflammation, vol 2, pp 1–25. Amsterdam: Elsevier/North-Holland. 2. Furze RC, et al, Immunology. 2008. 3. Mosi, RM, et al, Biochem Pharmacol, 2012. 4. Stone ND et al, Antimicrob Agents Chemother. 2007. 5. Badolato R, et al. Blood. Published online April 21, 2024;blood.2023022658. 6. Warren, JT et al, Oral Presentation American Society of Hematology 2022. 7. US Product Label XOLREMDI 2024.

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Mavorixafor Pipeline

Indication	Phase 1	Phase 2	Phase 3	Approved	Key Milestones	
PRIMARY CHRONIC NEUTROPENIA (Congenital, Autoimmune, Idiopathic)						
Phase 3 · Ongoing Pivotal trial in PCN patients experiencing recurrent and/or serious infections	4WARD Global Pivotal				Full Enrollment End Q4 2026	Topline Data Q1 2028
Phase 2b · Planned G-CSF dosage reduction in mavorixafor-treated participants	4STEPS G-CSF Dose Reduction				Trial Initiation Q1 2027	Topline data H1 2028

WHIM SYNDROME
Warts, Hypogammaglobulinemia, Infections, Myelokathexis

U.S.
Launched as XOLREMDI® (2024)

EU
Approved by European Commission (2026)

MENA
Seeking approvals

Commercial partners

NORGINE
Europe, Australia, NZ

taiba access rare
MENA

X4 PHARMACEUTICALS

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Mavorixafor Clinical Program John Volpone President & Chief Operating Officer

10 Pivotal Phase 3 4WARD Trial in Primary Chronic Neutropenia (PCN) Mavorixafor (50%) +/- G-CSF Placebo (50%) +/- G-CSF Global, Double-Blind, Placebo-Controlled Trial Screening Baseline Visit and 1:1 Randomization N=126 ANC assessments at baseline and months 1, 2, 3, 6, 9, and 12 months Key Inclusion Criteria for congenital, autoimmune, or idiopathic chronic neutropenia • Absolute Neutrophil Count (ANC): <1,000 cells/µL (moderate and severe disease) • Infection History: 2 or more infections requiring intervention within last 12 months Primary Endpoints: ANC response (>500 cells/µL) and annualized infection rate (AIR) • Endpoints powered to 93% and 89%, respectively, for the ITT population Secondary Endpoints: Severity and duration of infection, antibiotic use, fatigue, QoL, and safety Full enrollment (N-126) expected Q4 2026 with top-line data expected Q1 2028

11 4WARD Baseline Characteristics AGE 36 years Median age SEX 70% Female BASELINE ANC 483 cells/µL Median ANC INFECTION HISTORY 68% of patients with 3+ infections at baseline DISEASE SEVERITY Evenly divided between moderate and severe disease Blinded, pooled data as of September 2026. G-CSF USE 37% on concurrent G-CSF

4STEPS: A Phase 2b G-CSF Dose Reduction Trial with Mavorixafor

DESIGN
Phase 2b
Single-arm, open-label, multicenter study

ENROLLMENT CRITERIA
≥ 1000 cells/µL
Baseline ANC

ESTIMATED ENROLLMENT
~25 patients
On stable G-CSF therapy at study entry

TOTAL SITES
~25
In the U.S. and UK

OBJECTIVE
To investigate the safety and tolerability of G-CSF dosage reduction in mavorixafor-treated participants with acquired primary autoimmune and idiopathic chronic neutropenia disorders

PRIMARY SAFETY ENDPOINT
Safety and tolerability of mavorixafor

PRIMARY EFFICACY ENDPOINTS
- % participants achieving G-CSF cessation at 6 months*
- % reduction in average daily G-CSF dosage at 6 months*
- % participants achieving G-CSF dosage reduction ≥75% at 6 months*

X4 PHARMACEUTICALS

*W24 to W28 after starting study, depending on the timing of stepwise dose reductions.

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13 4STEPS Trial Designed to Evaluate G-CSF Dose Reduction When Treating with Mavorixafor OBSERVATION 4 weeks G-CSF only RUN-IN 8 weeks Mavorixafor added STEPWISE G-CSF REDUCTION 16–20 weeks MAINTENANCE 24 weeks FINAL ANALYSIS Durability PRIMARY ANALYSIS STEP 1 ≥ 25% reduction STEP 2 ≥ 50% reduction STEP 3 ≥ 75% reduction STEP 4 100% (cessation) ANC-based decision rule at each reduction visit ANC level Required action ≥ 1000 cells/µL Reduce G-CSF dosage 750 – <1000 cells/µL Maintain G-CSF dosage 500 – <750 cells/µL Consider increasing G-CSF dosage < 500 cells/µL Increase G-CSF dosage

14 Primary Chronic Neutropenia (PCN) - Development Timelines 4WARD Phase 3 Full enrollment (N=126) Q4 2026 4STEPS Phase 2b First Patient First Visit 4WARD Pivotal Phase 3 Topline data Potential FDA Approval in PCN Q1 2027 Q1 2028 Late 2028 / Early 2029 4STEPS Phase 2b Topline data H1 2028

Mavorixafor Commercial Opportunity Michael Massello SVP Market Strategy and Development

16 High Disease Impact & Limited Treatment Options in Primary Chronic Neutropenia (PCN) Rare, chronic blood disorder • Neutrophil counts <1,500 cells/µL for >3 months • Idiopathic, congenital, cyclic and autoimmune Heterogeneous disease with a large underserved market that is often underdiagnosed and misdiagnosed Limited treatment options via G-CSF injections or antibiotics Significant unmet need remains despite available therapies Recent market research indicates that mavorixafor may capture a significant share of the PCN market No approved oral product indicated for PCN Patients are left with limited treatments from an existing assortment of off label, unproven, or difficult to use treatment options 1. Komodo Claims Analysis, 2026 (based on 2025 data), 2. Infection sites per Donadieu J, et al. Expert Rev Hematol. 2021; Newburger PE, et al. Semin Hematol. 2013; Dale DC, SCNIR publications.

17 Market Research Establishing the PCN Commercial Opportunity Claims Analysis Veeva claims analysis 2023-2025 Identified the symptomatic PCN population Komodo claims analysis 2023-2025 Independently confirmed the symptomatic PCN population Longitudinal claims analysis Mapped the Patient Journey from diagnosis to treatment Physicians Quantitative demand study (n=100) Qualitative disease state messaging (n=50) Patient Journey qualitative research (n=30) Patients CONNECT PCN Patient Burden of Illness/Burden of Treatment Survey (n=110) Assess the impact of PCN on patient quality of life Advisory Boards Advisory Boards X4 Market Research. Data on File.

PCN Drives Substantial Healthcare Utilization and Cost

Recurrent and serious infections can lead to serious complications and hospitalization

- Pneumonia, bronchiectasis and sepsis, often result in ER visits and hospitalization

U.S. Hospitalizations in 2025

- ~6,300 primary CN patients were hospitalized with mean stay of ~4 days per infection[1]

PCN Disease Burden: Infections & Symptoms[2]



Mouth and throat
oral ulcers, gingivitis, periodontitis, pharyngitis
Ears and sinuses
otitis media, sinusitis
Lungs
pneumonia, bronchiectasis
Whole body
fever, fatigue, pain
Skin
cellulitis, abscesses, slow wound healing
Gut and perirectal
enteritis, perirectal abscesses
Blood
bacteremia and sepsis risk with severe or prolonged neutropenia

1. Komodo Claims Analysis, 2026 (based on 2025 data). 2. Infection sites per Donadieu J, et al. Expert Rev Hematol. 2021; Newburger PE, et al. Semin Hematol. 2013; Dale DC, SCNIR publications.

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19 PCN is a High-Burden Disease with Significant Patient Desire for Better Treatment Options Profound emotional impact Social withdrawal and feelings of isolation from fear of the next infection High motivation to manage disease Patients want to control their disease given challenges with injections and antibiotics High unmet need Serious infections and hospitalizations are common in moderate-to-severe patients Significant desire for oral option An oral therapy that is simple, safe and effective with sustained disease control X4 Burden of Illness survey, 2026 (n=110 primary CN patients; 80 adults).

20 Avoided crowded places such as restaurants or large events Felt especially alert or on guard around others Avoided public transportation Avoided social gatherings Avoided traveling or vacations Adults Living with PCN Restrict Everyday Life to Avoid Infection Because of worry about infection, adults with primary CN… …at least some of the time 88% 81% 78% 74% 69% X4 Burden of Illness survey in primary CN, 2026 (n=110): 80 adults and 30 adolescents/children reported by caregivers. Data on file, X4 Pharmaceuticals.

21 Missed Work (n=51/80) Mean 9.6 workdays missed in Past Year Adults with PCN Report a Significant Impact on Work Missed a Promotion or Chose to Not Pursue a New Role (n=16/80) Reduced Work Hours (n=43/80) 64% 20%54% X4 Burden of Illness survey in primary CN 206 (n=110): 80 adults and 30 adolescents/children reported by caregivers; 23 mild, 70 moderate, 17 severe. Results depicted are for adult respondents (n=80).

22 Avoided interacting with others (n=18/30) Reduced participation in afterschool activities (n=16/30) Missed school days (n=18/30) 60% 60%53% PCN has Profound Emotional Impact on Adolescents and Children X4 Burden of Illness survey in primary CN 2026 (n=110): 80 adults and 30 adolescents/children reported by caregivers; 23 mild, 70 moderate, 17 severe.

23 Management of Symptomatic PCN Some patients use bothG-CSF Injections The only treatment that increases neutrophil counts (approved 1994) Antibiotics Used to treat (prevent) bacterial infections without improving neutropenia Two main therapeutic options exist today with no new therapies in 30 years Filgrastim (G-CSF) approved for severe chronic neutropenia in 1994; Source: Komodo Healthcare Map, Jan 2018 to Dec 2025.

G-CSF Injections Carry Significant Burden

The Burden of G-CSF injections

Injection burden	Peaks and troughs: gaps in protection	Long-term safety	Bone pain and quality-of-life impact
• Frequent, painful • 66% of G-CSF patients have injection fatigue[1]	Neutrophil counts rise and fall between doses[2]	20%+ of secondary malignancies with high dose G-CSF[3]	• 57% have Bone Pain[1] • 61% have Fatigue[1]

1. X4 Burden of Illness survey in primary CN, 2026 (n=110; 97 receiving G-CSF): 66% (62/94) tired of injections; bone pain 57% (42/74); fatigue 61% (45/74); 20% took G-CSF less often than prescribed. 2. TLG CN positioning research, Mar 2025 (n=20 hematologists): most use G-CSF intermittently or prophylactically. 3. Severe Chronic Neutropenia International Registry (SCNIR): ~21% cumulative MDS/AML at 10 years in congenital neutropenia on long-term high-dose G-CSF.

X4 PHARMACEUTICALS
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25 Antibiotics Can Treat Infections But Do Not Address the Underlying Neutropenia The Burden of Antibiotics Disease not addressed Treats infections but does not raise neutrophil counts1 Toxicity Cumulative exposure carries its own side effects and drug interactions2 Drug resistance Long-term use can drive antimicrobial resistance3 1. TLG CN positioning research, Mar 2025 (n=20 hematologists); X4 Unbranded DSE messaging research, Aug 2026 (n=29 hematologist-oncologists). 2. X4 Burden of Illness survey in primary CN, 2026 (n=110); 3. Mavorixafor CN U.S. Opportunity Assessment, Nov 2025 (n=100 hematologists).

The PCN Patient Journey and Where Care is Delivered

The Patient Journey

01 **Initial Consultation**
Patients typically first visit Primary Care Provider (PCP)

02 **Diagnosis**
Confirmatory diagnosis by a hematologist/ oncologist (heme/onc)

03 **Treatment**
G-CSF is primarily prescribed by heme/oncs; antibiotics are managed by PCPs and heme/oncs

G-CSF Patients: Care Teams


~87%
heme/onc
Heme/onc involved
PCP / NP/PA, no hem/onc
Other

- G-CSF use, approximately 80% prefilled syringes and 20% vials
- Both formats require injections

Antibiotic Patients: Care Teams


~27%
heme/onc
Heme/onc involved
PCP / NP/PA, no hem/onc
Other

- 100% of patients requiring hospitalization or an ER visit received antibiotics
- Among these patients approximately 72% required IV/injectable administration

Source: Komodo Healthcare Map, Jan 2018 to Dec 2025 Patient Cohort.

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27 Hematologists and Patients are Aligned on the Key Drivers for a New Treatment "We are so frustrated for patients who have no other treatments than just a few modalities…ready to embrace anything new to treat this disease.“ “Oral would be a game-changer in PCN” – Hematologist, Advisory Board, Sept 20261 “I'm scared to go out of my house and scared to go on vacations and won’t leave the house without 3 antibiotics. I want control of my life back and to focus on the moments that matter!” – Patient, Advisory Board, Sept 20262 Health Care Provider (HCP) Treatment Goals Fewer and less severe infections & hospitalizations Increase and stabilize neutrophil counts A safe and tolerable treatment option To stay injection-free and out of the hospital Relief from fatigue, pain and constant vigilance Patient Treatment Goals A treatment that fits daily life for the long term 1. X4 hematologist advisory board, Sept 2026. 2. X4 patient advisory board, Sept 2026.

28 Mavorixafor is a Highly Differentiated Therapy in Development for PCN Once-daily oral therapy CXCR4 antagonist that mobilizes neutrophils into circulation Well tolerated, mild GI toxicity1 Being evaluated as monotherapy and in combination with G-CSF First and only oral therapy in development for primary CN Safety Profile Novel mechanism Delivery Flexible Use 1. Open-label, single-arm Phase 2 study in chronic neutropenia (N=23; 10 monotherapy, 13 mavorixafor + G-CSF): most frequent treatment-related adverse events were nausea and diarrhea, all mild to moderate; no drug-related serious adverse events; safety profile consistent with prior mavorixafor studies. Mavorixafor is an investigational therapy in primary chronic neutropenia; its safety and efficacy in this indication have not been established.

Hematologists View Mavorixafor as Differentiated From Current Standard of Care and Intend to Use It as the Dominant Agent for PCN

#1
Differentiator

Oral route of administration[1,2]

#2
Differentiator

Greater infection control[1]


~90%

Report intent to prescribe mavorixafor[3]


87%

Rated mavorixafor favorably (>5/7)[3]

1. Clarivate qualitative market research 2026 n=20 60-minute interviews (n=3 PCP; n=6 community hematologist; n=11 academic hematologist/oncologist). 2. US hematology survey, 2024 (n=95). 3. X4 quantitative survey, 2025 (n=100).

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U.S. Prevalence of PCN

Consistent and validated across multiple platforms


2+ infection episodes
1+ infection episodes
PCN patients 12 years+

ANC < 1,000 cells/µL

~15,000 patients

2+ infection episodes in 2025 (symptomatic), includes ER visits and hospitalizations

ANC <1,000 cells/µL

~30,000 patients

1+ infection episodes in 2025 (symptomatic)

ANC <1,500 cells/µL

~95,000 patients

PCN patients aged 12+, active in 2025 with confirmed PCN Dx Code (symptomatic & asymptomatic)

Source: Komodo Healthcare longitudinal claims analysis, Jan 2018 to Dec 2025.

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31 X4 is Well Positioned to Capture the ~15,000 Patient Base Case 4WARD includes patients spanning the base case: Enrolls patients age 12+ with recurrent infections, on or off G-CSF 1 Patients live with recurrent infections: Every patient in the base case has two or more infections a year. 2 Infections are often serious: About 1 in 3 had an infection-related ER visit or hospital admission in the past year for an average of 4 days. 3 Source: Komodo Healthcare longitudinal claims analysis, Jan 2018 to Dec 2025.

Mavorixafor Represents a Significant Initial Market Opportunity with Potential Upside

~15K
Patients

Patient Profile

- ANC < 1,000 cells/µL
- 2+ Infections
- Symptomatic

~30K
Patients

Patient Profile

- ANC < 1,000 cells/µL
- 1+ Infections
- Symptomatic

Source: Komodo Healthcare longitudinal claims analysis, Jan 2018 to Dec 2025.

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Fireside Chat Dr. Adam Craig Dr. Shreyans Gandhi Dr. Julia Warren

34 X4 on Track to Deliver Pivotal Phase 3 Data in 2028 • Large market opportunity for mavorixafor in PCN in the US • Approximately 15,000 patients with moderate and severe disease • Clear medical need for well tolerated oral agent - monotherapy or in combination with G-CSF • C-Suite team experienced in hematology drug approvals and product launches • Blue chip investor base established after PIPE/CMPO • Cash runway expected into 2029 • Proof of concept for mavorixafor in PCN from Phase 2 study • Topline 4WARD Phase 3 data expected in Q1 2028; approval anticipated late 2028/early 2029 • Phase 2 4STEPS G-CSF dose reduction data expected in 1H 2028 Potential FDA approval late 2028/early 2029